SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2007


                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        0-32323                 20-1217659
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                  Number)            Identification Number)


1151 Harbor Bay Parkway, Suite 202, Alameda, California           94502
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (510) 814-3778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 8.01 OTHER EVENTS.

International Building Technologies Group, Inc., formerly known as "Motorsports Emporium, Inc." (OTCBB: MSEM), will begin trading on August 16, 2007, under the new symbol (OTCBB: INBG).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: August 15, 2007           INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.


                                 By: /s/ Kenneth Yeung
                                    -----------------------------------
                                    Kenneth Yeung
                                    President

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